PowerPoint Presentation





                                    Vectren
                                         Not just power. Possibility.



                        Financial Community Presentation
                               New York and Boston
                              November 9 & 10, 2004







[PDF of actual PowerPoint presentation attached to this filing.]

Forward Looking Statement
--------------------------------------------------------------------------------

Statements contained or incorporated by reference in these slides regarding future events and developments are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements are based on management's beliefs and assumptions that derive from information currently known by management. Because such statements are based on expectations and not historical facts, actual results may differ materially from those projected in the particular statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document, or in the case of documents incorporated by reference, as of the date of those documents.

Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you here is readily available in our report Form 10-K filed with the Securities and Exchange Commission on February 26, 2004.

Contact:
Vectren Corporation
Steven M. Schein
812-491-4209
sschein@vectren.com

Management Representatives
--------------------------------------------------------------------------------

                               Niel C. Ellerbrook
                            Chairman, President & CEO

                                 Carl L. Chapman
                               Executive VP & COO

                             Jerome A. Benkert, Jr.
                               Executive VP &CFOO

                                Steven M. Schein
                             VP - Investor Relations

Agenda
--------------------------------------------------------------------------------

-> Vectren Overview

-> Operations Review

-> Financial Review

-> Q&A

Vectren Is On The Right Track For The Future
--------------------------------------------------------------------------------

->  Strong Balance Sheet / Improving Credit Ratings

->  Excellent Utility Growth Opportunities
        o   Regulatory strategy execution / Good regulatory environment
        o   Plan to reinvest and grow
        o   Achievable 3.5% to 4% growth rate objective

->  Successful Nonregulated Operations
        o   Complementary and sensible businesses / Narrowing focus
        o   Demonstrated historical growth and future growth opportunities
        o   New investments in future
        o   Achievable 10%+ growth rate objective

Vectren Is On The Right Track For The Future
--------------------------------------------------------------------------------

->  Great Relative Value
        o   PEGY multiple @ 1.6x

->  Superior Dividend Record
        o Achieve 85% of dividend funded by regulated operations / Nonregulated payout under 25%
        o   3% to 3.5% growth rate objective

->  Achievable Overall 5%+ Growth Rate Objective

Vectren Today
--------------------------------------------------------------------------------

12 months ended 9/30/04

Assets                  $3.4 billion

Operating Revenues      $1.6 billion

Employees               1,925

Utility Customers       1.1 million

Shares Outstanding      75.9 million

Market Capitalization   $2.0 billion

NYSE                    VVC

Headquartered in Evansville, IN



Business Segments

12 months ended 9/30/04

[pie chart omitted]

             EPS


Utility                    $1.14
Nonregulated & Corporate   $0.34

                           $1.48


[pie chart omitted]

    VUHI NOI

Gas             57%
Electric        43%

           $145.5 million


->  A high quality Midwestern utility
->  A sensible and complementary nonregulated business portfolio

Utility Business
--------------------------------------------------------------------------------

->  965,000 Avg. Gas Customers

->  135,000 Avg. Electric Customers

->  Supportive Regulation

->  Efficient Operations/Quality Service

->  Disciplined Use of Capital

->  High Customer Satisfaction


[Map Omitted]

Nonregulated Businesses
--------------------------------------------------------------------------------

-> Nonregulated business portfolio represents about 25% of consolidated earnings stream

-> Will continue to consist of businesses closely aligned to the core utility business and/or its customers
     o    Energy Marketing & Services
     o    Coal Mining
     o    Utility Infrastructure Services

->   Will grow about 10%+ per year


[photos omitted]

Goals
--------------------------------------------------------------------------------

->  Corporate Goals

        o   Annual earnings per share growth of 5%+
        o   Utility earnings growing at an average annual rate of 3.5% to 4%
        o   Nonregulated contributing 25% to 35% of Vectren's earnings
        o   Achievement of an "A" credit rating

->  Dividend Growth
        o   Projected dividend growth of 3% to 3.5%

->  Total Shareholder Return
        o   An earnings growth rate of 5% plus
        o   A dividend and yield of 4% or more
        o   Should provide a total return of 9% or more

Key Business Assumptions
--------------------------------------------------------------------------------

->   We will proactively consider environmental related initiatives

->   Coal will continue as the desired generation feedstock

->   Gas prices are projected to be near $6.00 over the next two or three years

->   Modest economic growth vs. national averages

->   Significant environmental and generation investments will continue

->   Expenses will grow more rapidly than margins

->   Periodic rate increases required to achieve adequate returns on capital

Vectren Is On The Right Track For The Future
--------------------------------------------------------------------------------

->  3rd Quarter 2004 Highlights
      o  Utility earnings increased over 2003
         -   Executing regulatory business plan
         -   New Vectren South gas rates in place
         -   Vectren North Settlement Agreement reached
      o  Nonregulated earnings increased over 2003
         -   Solid performance from 3 primary business groups
      o  45th Consecutive year of dividend increases

->  2005 Opportunities
      o  Incremental NOx return
      o  Incremental gas rate increases
      o  Continued growth in primary nonregulated businesses

Vectren Utility Holdings
--------------------------------------------------------------------------------

->       Margin Growth

->       Active Cost Management

->       Power Supply

->       CapEx Forecast

Energy Delivery - Gas
--------------------------------------------------------------------------------

-> Small customers (net) are expected to grow 1.3% annually

-> Average use per customer is expected to decline .50% to .75% per year

-> Aggressively manage the impact of high gas costs

-> Modest rate base growth

-> Continued implementation of regulatory strategy
        o Focus on innovation
        o Seek revenue increases as necessary

Energy Delivery - Electric
--------------------------------------------------------------------------------

->  Small customers (net) are expected to grow 1.4% annually

->  Average use per customer is expected to increase by 1.5% to 2.0%

->  Significant capital will be invested

->  Focus on coal as generation feedstock

->  Can sustain growth long-term
      o  Execute regulatory strategy
      o  Low cost provider

Large Customer Volumes By Industrial Sector
--------------------------------------------------------------------------------

Large Gas Customers
[Pie chart omitted]

Automotive              16%
Steel                   11%
Bldg. Prdts.             8%
Food                     7%
Aluminum                 7%
Plastics                 7%
Grain Processing         6%
Metal Prdts.             6%
Medical                  4%
Packaging                4%
Education                4%
Misc. Mfg.               4%
Pharmaceuticals          3%
Government               3%
Paper Prdts.             2%
Power Generation         2%
Other                    2%
Electronics              1%
Chemicals                1%
Paving                   1%
Mining                   0%

LTM 9/30/04 Margins of $53 million
    (15% of total gas margins)



Large Electric Customers

[Pie chart omitted]

Plastics                44%
Automotive              15%
Steel                    7%
Food                     6%
Chemicals                6%
Metal Prdts.             4%
Other                    4%
Medical                  3%
Mining                   2%
Education                2%
Misc. Mfg.               2%
Packaging                1%
Government               1%
Pharmaceuticals          1%
Bldg. Prdts.             1%
Grain Processing         1%


  LTM 9/30/04 Margins of $62 million
(26% of total electric retail margins)


-> Large customer gas & electric margins each are expected to increase 1.3% per year

VUHI - Operations & Maintenance Expense
--------------------------------------------------------------------------------

->  Achieved merger savings
        o   Demonstrated in rate cases

->  Reduced costs - 3Q-04 vs. 3Q-03(1)

->  Held YTD costs to an increase of 0.6%(1)

->  Cash balance retirement plans vs. traditional defined benefit plans

->  Healthcare costs managed through changes to plan design and cost sharing

->  Mindset of cost control
        o   Cost management, work optimization and productivity improvements



(1) Excluding costs associated with NOx environmental compliance recovered through the QPCP tracker.

Low-cost, Reliable Generation
--------------------------------------------------------------------------------

->  Generation Portfolio
        o   Coal-fired units
                -   6 units - base load
                -   1,056 Megawatt capacity
                -   90% availability
        o   Gas-fired turbines
                -   6 units - peaking
                -   295 Megawatt capacity
        o   Firm purchases likely to be replaced by coal generation

->  Wholesale Power Marketing
        o   Short-term focus on asset optimization
        o   Conservative, risk averse approach
        o   Aggressively manage MISO impacts



[Graph omitted]


             Electric Capacity
                    MW

                2002    2003    2004    2005P
                ----    ----    ----    -----

Interruptible     95      95      75      76
Firm Purchase     82      32     103     128
Peaking          295     295     295     295
Coal Fired      1056    1056    1050    1047
Peak Demand     1258    1272    1221    1333
                ----    ----    ----    -----
  Total         1528    1478    1523    1546


Reserve Margin 21%

Capital Forecast
--------------------------------------------------------------------------------

Notable CapEx (2005-2009)

        ->  Environmental Compliance
             o  $195 million

        ->  Coal Fired Generation
             o  $150 million

        ->  Import/Export Related Transmission Projects
             o  $45 million

        ->  Automated meter reading
             o  $15 million


[graph omitted]

                    Utility Capital Expenditures
                                $mm

                        2004P   2005    2006    2007    2008    2009
                        -----   ----    ----    ----    ----    ----

Coal Fired Plant         0       1       5      24      60      60
NOx                     84.6    32.4    44.7    57      48      12
Other Electric          51.5    50.1    68.1    66.7    47.3    37.2
Gas                     80.9    80.9    76.6    90      78.6    78.5
Common                  34.5    41.1    25      21.6    18.7    18.3
Depreciation Exp.      127.5   142.5   150.5   162.5   171.8   180.8
                       -----   -----   -----   -----   -----   -----
                        $252    $205    $219    $259    $252    $206

Vectren Enterprises
--------------------------------------------------------------------------------

->  Nonregulated Overview

->  Nonregulated Growth Strategy

Nonregulated Business Strategy
--------------------------------------------------------------------------------

-> Grow core businesses to achieve 10%+ growth target

-> Link to core utility business and associated energy markets

-> Focus on operating companies

-> Stay within the "Midwest" geography and expand to the "Southeast"

-> Harvest existing investments and reinvest in core business groups

Proven Success
--------------------------------------------------------------------------------

[chart omitted]


|--Vectren Enterprises
|
|--Energy Marketing and Services
|
|--Coal Mining
|
|--Utility Infrastructure Services
|
|--Other Businesses




[chart omitted]


         Vectren Enterprises Net Income
                    $mm

        2001    2002    2003      2004P
        ----    ----    ----      -----

       $12.1    $19     $27.6    $28-$30


30%+  CAGR

Energy Marketing & Services Growth Strategy
--------------------------------------------------------------------------------

ProLiance

     o    Grow company owned or leased storage by 15% per year
     o Invest in midstream assets to enhance the portfolio of long-lived assets and associated recurring revenues
     o    Target growth rate of 10%


Energy Systems Group

     o Invest in projects operated by ESG that offer long-term recurring revenue streams
     o Grow Federal business through use of current under utilized GSA area wide agreements and/or qualify as a GSA vendor
     o    Target growth rate of 20%


Vectren Source

     o    Add new territory as markets open or regulations allow
     o Research, test and utilize new marketing channels and techniques to lower customer acquisition costs
     o    Will move to a measurable, positive contribution


New Midstream Assets

     o Invest in midstream gas assets including gas storage, gathering, processing and transmission

Coal Mining Growth Strategy
--------------------------------------------------------------------------------

Vectren Fuels

     o Continue to aggressively manage mining operations to ensure low costs per "mined" ton
     o    Add an additional mining machine at existing underground mine
     o    Manage and renegotiate affiliate contracts to ensure 15% ROE
     o    Processing fees will decline over time
     o    Open a new underground mine and surface mine


Vectren Synfuels

     o    Add production through relocated plant
     o    Continue production of synfuel through tax credit expiration in 2007

->   o    Overall growth rate without synfuels negative
     o Mining operations earnings targeted to replace 50% to 75% of synfuel contribution

Utility Infrastructure Services Growth Strategy
--------------------------------------------------------------------------------

Reliant Services (Miller Pipeline)

     o Expand geographically as market conditions warrant in gas distribution construction
     o    Enhance "cured in place" business
     o Develop strategic partnerships to qualify for municipal waste water and water business
     o Expand into the construction and maintenance of electric transmission and distribution systems
     o    Target growth rate of 20%

Other Businesses Growth Strategy
--------------------------------------------------------------------------------

Haddington

     o    Continue to harvest very strong energy investments
     o    Fund remaining commitment of $5 million



Broadband

     o    Continue to assess strategic alternatives
          -    Existing business cash flow positive



Other

     o    Hold leveraged leases and affordable housing partnerships
     o    Exit real estate notes upon refinancings

Financial Review
--------------------------------------------------------------------------------

   ->   Balance Sheet and Liquidity

   ->   Guidance

   ->   Buy Now

Strong Balance Sheet and Liquidity
--------------------------------------------------------------------------------

[graph omitted]

                          LT Debt to Permanent Capital
                                       $mm

                   2002        2003         9/30/04         2005P
                   ----        ----         -------         -----
Long Term Debt     $954       $1,073        $1,065          $,1049
Debt to Capital      52%          50%            50%            48%






                        Credit Ratings


      VUHI                         S&P         Moody's
      ----                      -------------------------
         Unsecured Debt             A-           Baa1
         Commercial Paper           A2            P2
         Outlook                 Negative       Stable

      Vectren Capital
      ---------------
         Unsecured Debt            BBB+          Baa2






[graph omitted]


      Improved Liquidity

                VUHI    Capital
                ----    -------
Borrowing       $212     $ 94
Available       $138     $161
                ----     ----
Total           $350     $255





            Major Credit Facilities

-> VUHI     - $350 million 5-yr committed capacity
-> Capital  - $255 million 5-yr committed capacity

Utility Margin Growth - 2005 vs. 2004
--------------------------------------------------------------------------------

->  Gas General Rate Relief
        o   South - $5.7 million revenue increase implemented 7/1/2004
        o   North - $24 million settlement agreement
        o   Ohio - $25 million revenue request pending

->  Ongoing recovery of NOx compliance environmental expenditures via tracker
        o   Invested $207 million to date
        o   8% return on capital invested

->  2004 YTD Weather
        o   Heating Degree Days - 91% of normal
        o   Cooling Degree Days - 90% of normal


                  Utility Margin

                   In Millions



2004 Projected Margin         $ 600  -  $ 610

   Gas General Rate Relief       36  -     41

   NOx                           13  -     14

   Normal Weather in 2005         8  -     10

   All Other (1)                  5  -      7
                              ----------------

2005 Budgeted Margin          $ 662  -  $ 682
                              ================



(1) Growth, cost recovery trackers, etc.

Other 2005 Utility Projections
--------------------------------------------------------------------------------

                                                                     In Millions

->   Utility O&M                                                     $232 - $238
     o    About  $15  million  increase  over 2004
          Expected
     o    Expense items recovered through trackers
          -  pipeline  safety,  NOx,  other  - $ 4
          million
     o    Target  performance based compensation -
          $4 million
     o    Labor, maintenance, other - $ 7 million

->   Depreciation & Maintenance                                       $141 -$144
     o    About  $14  million  increase  over 2004
          Expected
     o    NOx  related  capital  investment  -  $7
          million
     o    Normal plant additions

->   Interest                                                          $67 - $68
     o    About flat

->   Income & Other Taxes                                            $123 - $129
     o    Increased   income   taxes  with  higher
          earnings, gross receipts and excise tax

Enterprise Earnings Forecast
--------------------------------------------------------------------------------

                            Nonregulated Net Income

In Millions



                                            2004E                  2005P
                                         ----------              ----------
Energy Marketing & Services              $16  - $19              $19  - $21
Coal Mining                               14  -  16               16  -  19
Utility Infrastructure Services            1  -   2                2  -   3
Broadband & Other Businesses (1)          (4) -  (6)               4  -   5
                                         ----------              ----------
Sub-Total                                $27  - $31              $41  - $48
Reserve for Performance Risk                                      (7) -  (7)
                                         ----------              ----------
   Total                                 $27  - $31              $34  - $41
                                         ==========              ==========


(1) Includes 2004 Broadband charges of $6 million

Earnings Guidance
--------------------------------------------------------------------------------

->  VUHI Key Assumptions
        o   Rate relief
        o   Margins/Economy/Gas Costs
        o   Ohio GCR

->  Enterprise Key Assumptions
        o   Growth in operating businesses
        o   Haddington harvesting
        o   Broadband
        o   Reserve for performance risk




     2004 EPS Guidance         $ 1.43  - $1.58

     2005 EPS Guidance         $ 1.70  - $1.90

        VUHI                     1.28  -  1.40
        Nonregulated             0.45  -  0.54
        Corporate Expense       (0.03) - (0.04)

45 Years of Consecutive Dividend Increases
--------------------------------------------------------------------------------

->  3.5% increase payable Dec. 1, 2004

->  4.5% yield compared to peer group average of 4.0%

->  Dividend Policy
        o   3% to 3.5% long-term growth
        o   55% to 65% target payout
        o   85%+ funded from utility
        o   Less than 25% nonregulated payout



[chart omitted]

                        Dividends Paid

                 2000    2001    2002    2003     2004 (1)
                 ----    ----    ----     ----    --------

Dividends Paid   $0.98  $1.03    $1.07    $1.11     $1.15

4.1% CAGR


(1) Current Annualized Dividend - $1.18

Vectren Is On The Right Track For The Future
--------------------------------------------------------------------------------

->  Strong Balance Sheet / Improving Credit Ratings

->  Excellent Utility Growth Opportunities

->  Successful Nonregulated Operations

->  Great Relative Value

->  Superior Dividend Record

->  Achievable Overall 5%+ Growth Rate Objective

Appendix - Vectren At A Glance
--------------------------------------------------------------------------------

->  Vectren Leadership

->  Regulated Operations

->  Nonregulated Businesses

Vectren Leadership
--------------------------------------------------------------------------------

                                [Photos omitted]

Niel Ellerbrook     Carl Chapman         Ron Christian           Jerry Benkert
   Chairman,       Executive VP &    Executive VP, General    Executive VP & CFO
President & CEO          COO             Counsel & CAO




     John Bohls          Bill Doty       Robert Goocher       Steve Schein
     President -       Executive VP -    VP & Treasurer  VP - Investor Relations
Vectren Enterprises  Utility Operations



Corporate Structure
--------------------------------------------------------------------------------

[organization chart omitted]


                                  Vectren Corporation
                                           |
        ------------------------------------------------------------------------
        |                                                                       |
 --| Vectren Utility                                                    |   Vectren
|  | Holdings Inc.                                                      | Enterprises   NOTE: Ownership Percentage in ( )
|                                                                             |
|                       -----------------------------------------------------------------------------------------------
|                                   |                        |                             |                          |
|--| Vectren North      |--| Energy Marketing     | --|  Coal Mining        |--| Utility Infrastructure     |--|    Other
|  | (Indiana Gas)      |  |   and Services       |                         |  |       Services             |  | Businesses
|                       |                         |                         |                               |
|--| Vectren South      |--| ProLiance Energy     | --|  Vectren Fuels      |--|    Reliant Services        |--|  Broadband
|  |   (SIGECO)         |  |      (61%)           |                         |  |        (50%)               |
|                       |                         |                         |                               |
|  |  Vectren Energy    |--| Energy Systems       | --| Vectren Synfuels    |--|     Miller Pipeline        |--|  Haddington
|--| Delivery of Ohio   |  |     Group            |                                                         |  | Energy (13%)
   |     (VEDO)         |                         |                                                         |
                        |                         |                                                         |
                        |--| Vectren Source       |--|    Pace Carbon                                       |--|   Other
                                                     |   Synfuels (8%)





Regulatory Update - Vectren South
--------------------------------------------------------------------------------

                         Electric - Semi-annual Filing

->   On going recovery of NOx compliance expenditures via a tracker

->   Invested $207 million to date of planned $250 million compliance work

->   Projecting 2005 incremental return on investment of $7-8 million

->   Highlights:
     o    Costs updated every six months
     o    Provides for an 8% return on capital investment
     o    Provides for full recovery of incremental O&M and depreciation
     o    Sept 2004 YTD: O&M - $2.9 million; Depreciation - $3.8 million




                              Gas - Case Concluded

->   March 26, 2004 filed Settlement Agreement supported by all parties

->   Implemented new rates July 1, 2004

->   Highlights:
     o    A rate increase of $5.7 million
     o A tracker to recover annual pipeline integrity compliance costs up to $0.5 million (Defer any excess)
     o    An authorized return on equity (ROE) of 10.5%
     o    An overall cost of capital of 7.41% (44% Equity Cap Structure)
     o    A new rate design which includes a larger service charge

Regulatory Update - Vectren North
--------------------------------------------------------------------------------

                            Gas - Settlement Pending

->  October 12, 2004 filed Settlement Agreement supported by all parties

->  Settlement Highlights:
        o   A rate increase of $24 million
        o A tracker to recover annual pipeline integrity compliance costs up to $2.5 million (Defer any excess)
        o   An authorized return on equity (ROE) of 10.6%
        o   An overall cost of capital of 8.38% (50% Equity Cap Structure)
        o   A return on rate base of $708 million
        o   A new rate design which includes a larger service charge

->  Timing: Commission Settlement Hearing on November 22, 2004

Regulatory Update - Vectren Ohio
--------------------------------------------------------------------------------

                            Gas - Request in Process

->   Serves 313,000 gas customers

->   Last rate order - 1992

->   Invested over $135 million in plant since last order

->   Rate base of approximately $260 million

->   Highlights:
     o    Revenue increase request of $25 million based on 12.25% ROE
     o    Conservation tariff supporting home weatherization and conservation

->   Timing:
     o    Issued pre-filing notice to increase base rates on April 16, 2004
     o    Filed application on May 28, 2004
     o    Staff report expected mid November (5 months from application)
     o    275 Day Rule suggests Commission Order late first quarter 2005

Energy Delivery - Gas
--------------------------------------------------------------------------------

Overview

Vectren's three operating utilities provide reliable delivery service to 967,300 natural gas customers, including 883,500 residential, 82,100 commercial, and 1,700 industrial and other customers.

Markets
  ->  59 counties in central and southwest Indiana
  ->  17 counties in west central Ohio

Top Industrial Customers
  ->  ALCOA (Aluminum)
  ->  AE Staley (Grain Processing)
  ->  AK Steel (Steel)
  ->  Eli Lilly (Pharmaceuticals)
  ->  GE Plastics (Plastics)
  ->  General Motors (Automotive)
  ->  NUCOR (Steel)

Principal Industries

The principal industries include automotive assembly, parts and accessories, feed, flour and grain processing, metal casting, aluminum products, appliance manufacturing, resin and plastic products, gypsum products, electrical equipment, metal specialties, glass, steel finishing, pharmaceutical and nutritional products, gasoline and oil products, and coal mining


Gas Delivery

The Company's wholly owned subsidiary, Vectren Utility Holdings, Inc. (VUHI), serves as the intermediate holding company for its three operating public utilities: Indiana Gas Company, Inc. (Indiana Gas), formerly a wholly owned subsidiary  of  Indiana  Energy,  Southern  Indiana  Gas  and  Electric  Company
(SIGECO), formerly a wholly owned subsidiary of SIGCORP, and the Ohio operations. VUHI also has other assets that provide information technology and other services to the three utilities.

Indiana Gas provides natural gas distribution and transportation services to a diversified customer base in 49 of Indiana's 92 counties. SIGECO provides natural gas distribution and transportation services to 10 counties in southwestern Indiana, including counties surrounding Evansville. The Ohio operations provide natural gas distribution and transportation services to 17 counties in west central Ohio, including counties surrounding Dayton.

Energy Delivery - Electric
--------------------------------------------------------------------------------

Overview

Vectren provides reliable delivery service to 135,200 electric customers, including 117,900 residential, 17,100 commercial, and 175 industrial and other customers.


Markets

   8 counties in southwest Indiana


Top Industrial Customers

  ->  Berry Plastics (Plastics)
  ->  Bristol Myers (Pharmaceuticals/Food)
  ->  GE Plastics (Plastics)
  ->  MG Industries (Chemicals)
  ->  PPG Industries (Automotive)
  ->  Toyota (Automotive)
  ->  Whirlpool (Metal Products)


Principal Industries

The principal industries include resin and plastic products, aluminum smelting and recycling, aluminum sheet products, automotive assembly, steel finishing, appliance manufacturing, pharmaceutical and nutritional products, automotive glass, gasoline and oil products, and coal mining.


Electric Delivery

The Company's wholly owned subsidiary, Vectren Utility Holdings, Inc. (VUHI), serves as the intermediate holding company for its three operating public utilities: Indiana Gas Company, Inc. (Indiana Gas), formerly a wholly owned subsidiary  of  Indiana  Energy,  Southern  Indiana  Gas  and  Electric  Company
(SIGECO), formerly a wholly owned subsidiary of SIGCORP, and the Ohio operations. VUHI also has other assets that provide information technology and other services to the three utilities.

SIGECO provides electric generation, transmission, and distribution services to 8 counties in southwestern Indiana, including counties surrounding Evansville, and participates in the wholesale power market.

Power Supply
--------------------------------------------------------------------------------

Overview

Provides low-cost,  reliable electric generation for delivery to retail and firm
wholesale  customers  in  Southwest  Indiana.   Optimizes  assets  by  marketing
unutilized capacity to the open market.


Markets

  ->  Southwest Indiana - Retail and Wholesale
  ->  Midwest - Wholesale

Generating Capacity

  -> 6 coal-fired base units - 1,056 MW
        o Brown - 2 units, 500 MW
        o Culley - 3 units, 406 MW
        o Warrick - 1 unit, 150 MW
        o Burn approximately 3.1 million tons of coal annually

  -> 6 natural gas peaking units - 295 MW

  -> Member of MISO

  -> Has 7 interconnects


Wholesale Power Marketing

->  Functions within the regulated electric utility operation

->  Dynamic asset optimizer - markets surplus power from generating units

->  Capitalizes on regional physical and market knowledge

->  Strict volumetric and credit risk controls
        o   No credit related losses in 2002, 2003 and 2004
        o   Maximum approved VaR is $1.5 million
        o   Maximum VaR in 2004 was $0.9 million

->  Short-term focus
        o   70% of contracts mature within the next 6 months
        o   No power marketing contracts mature beyond 24 months





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ProLiance Energy (1996)
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Overview

Provides gas, and associated pricing and management services, plus an owner operator of midstream gas assets. Created as an unregulated joint venture with Citizens Gas &Cokee Utility - 61% owned by Vectren, although governance is 50/50.


Strategy

ProLiance was formed as a gas only marketer, delivering reduced gas costs to the member utilities. Continued growth comes through third party marketing, providing exceptional customer service and operational excellence. Long term growth will be enhanced by ownership of midstream assets and resource optimization via transportation and storage management and price arbitrage.


Four Business Lines
     ->   Retail Gas Marketing - Mid-size commercial and industrial customers
     -> Wholesale Services - Gas sales and resource management for utilities, municipalities, power generators, other marketers, including Vectren's three gas utilities, power supply and Vectren Source
     ->   Midstream Assets - Owns and operates gas storage and pipeline assets
     -> Resource Optimization - Transportation and storage management, and price arbitrage


Fast Facts
     ->   100+ employees headquartered in Indianapolis
     ->   90+ BCF of gas storage owned or managed
     ->   Asset ownership in 2 storage fields (White River & Lee 8)
     -> Owner and developer of two intra-state pipelines (Ohio Valley Hub & Heartland Gas Pipeline)
     ->   Approximate sales volumes of 1 BCF per day
     ->   Operates in 16 Midwestern and Southeastern states
     ->   50%+ of volume with 3rd-party customers
     ->   1,200 C&I customers
     ->   VaR capped at $2.5 million
     ->   Stand alone $150 million credit facility
     ->   Rated 4th in national customer satisfaction of regional marketers
     ->   Total VVC Investment 9/30/04: $90 million



[map omitted]

States with ProLiance operations



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Energy Systems Group (1995)
--------------------------------------------------------------------------------

Overview

Provides energy savings performance contracting by implementing both demand and supply side related improvements that pay for themselves from energy and operational savings.


Strategy

ESG supports the utility core by offering ancillary energy services. ESG is developing recurring revenues through long-term operating contracts and energy infrastructure investments.


Fast Facts
     ->   Achieved 9 consecutive years of profitability
     -> Providing energy performance contracting services for Hospitals, Universities, Governments & Schools
     ->   Completed first acquisition in July '04.
     ->   135 employees in 12 states
     ->   3 energy centers
     ->   4 military base program centers
     ->   Projects for 150 customers
     ->   Numerous award winning projects
     ->   Total assets 9/30/04: $25 million


[map omitted]

States with Energy Systems Group operations





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Vectren Source (2001)
--------------------------------------------------------------------------------

Overview

Provides natural gas and related services to over 100,000 residential and small commercial customers in competitive markets in Indiana, Ohio and Georgia


Strategy

Vectren Source began operations to maintain the customer relationship in a deregulated environment. Flexible and efficient marketing channels minimize customer acquisition costs and attain high retention rates. Employs conservative supply planning and hedging strategies to manage commodity risk.


Fast Facts

     ->   Annual volumes have grown from 1.8 Bcf in 2002 to 9.1 Bcf in 2004
     -> State-of-the-art customer information and billing system, forecasting and data warehouse decision support tools
     -> Full-service web capabilities from enrollment to bill presentment and payment
     ->   Twenty-five full time employees, in-house call center
     -> ProLiance Energy serves as agent for commodity purchases, day-to-day operations and optimization activities
     ->   Total Assets 9/30/04: $16 million



[map omitted]

States with Vectren Source operations





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Vectren Fuels (1997)
--------------------------------------------------------------------------------

Overview

Owns two coal mines that sell coal to Vectren's utility operations and to other third parties. Both Indiana mines are located within 50 miles of 9 power plants and utilize contract miners. Also receives synfuels processing fees from 3rd parties. Vectren purchases 85% to 90% of coal requirement from Fuels. Affiliate contracts are on file with regulators.


Strategy

Supplies Vectren generating plants with nearly 3 million tons of coal annually. Fuels also markets coal to other utilities and industrial accounts


Fast Facts
     ->   Staff of 4 in addition to 300 contract mining employees
     ->   Proven reserves of 42 million tons
     -> Factors that affect profits: geologic conditions, 3rd party sale prices, cost of explosives, dozer productivity
     ->   Synfuel related fees (after-tax)
               2002 - $3.0 million
               2003 - $3.5 million
               2004P - $3.0 million
     ->   Total Assets 9/30/04: $106 million


Mines
     ->   Prosperity Mine
          o    Underground mine; mid-sulfur coal - 3.0 lbs SO2
          o    Reserves of 35 million tons
          o    Tons mined per year
               2002 - 2.3 million tons
               2003 - 2.2 million tons
               2004P - 2.4 million tons
     ->   Cypress Creek Mine
          o    Surface mine; high-sulfur coal - 7.5 lbs SO2
          o    Reserves of 7 million tons
          o    Tons mined per year
               2002 - 1.2 million tons
               2003 - 1.1 million tons
               2004P - 1.3 million tons


[photos omitted]




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Reliant Services (1998)
--------------------------------------------------------------------------------

Overview

Provides underground construction and repair, facility locating and meter reading services. Created as unregulated joint venture with Cinergy - 50% owned by Vectren. Reliant purchased Miller Pipeline Corporation, one of the nation's premier natural gas distribution contractors with over 50 years of experience in the construction industry, in 2000 for $68 million.


Strategy

Build on core business of providing construction, maintenance and rehabilitation services primarily to gas, waste water and water utilities.


Markets
     -> Indiana Construction Division - Natural gas and water distribution and transmission construction, repairs and rehabilitation in Indiana, Kentucky, Mississippi and Alabama
     -> Ohio Construction Division - Natural gas distribution and transmission construction, repairs and rehabilitation in Ohio
     -> Utility Division - Rehabilitation, repair and installation of waste water and water distribution systems throughout US
     -> Locating - Facility locating services for utilities in Indiana, Ohio and Kentucky
     ->   Meter Reading - Services for Vectren and other utilities


Major Customers

Vectren, Cinergy, Louisville Gas & Electric, NiSource


Fast Facts
     -> Miller Pipeline is the 5th largest gas distribution contractor in the U.S. and the largest in the Midwest
     ->   Over 1,300 employees
     ->   Pipeline  Integrity  Act  should  provide   significant   construction
          division opportunities
     -> Activities by the EPA related to storm sewers in major municipalities should provide significant utility division opportunities
     ->   Total VVC Investment 9/30/04: $25 million


[map omitted]

States with Reliant Services operations




                                                                              48
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Vectren Synfuels
--------------------------------------------------------------------------------

Overview

Generates IRS Code Section 29 investment tax credits relating to the production of coal-based synthetic fuels through its investment in Pace Carbon. Owns 1/12th (8.3%) of Pace Carbon, which is an unconsolidated affiliate accounted for using the equity method.


Strategy

Hold and defend through 2007 when tax credits expire


Fast Facts
     ->   Owns and operates 4 plants
     ->   All machines were in service by 6-30-1998.
     -> Through 9/30/04, Vectren has claimed tax credits of approximately $52 million and has been in position to fully utilize the credits generated and continues to project full utilization
     ->   Synfuel Production
             2002  - 4.4 million tons
             2003  - 7.4 million tons
             2004P - 7.2 million tons
     ->   Synfuels Net Income (including  losses,  tax benefits and tax credits)
             2002 - $ 6.0 million
             2003 - $10.3 million
     ->   Total VVC Investment 9/30/04: $10 million





                                                                              49
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Broadband and Other Businesses
--------------------------------------------------------------------------------

Haddington Energy Partners

-> Overview - The company is a partner in equity method investments that invest in energy-related ventures. Haddington has two remaining investments: an operational and income generating underground storage field in California and a compressed air energy project to be used for generating electricity in Ohio.

->   Strategy - Continue to harvest very strong energy investments

-> Total VVC Investment 9/30/04: $22 million with additional $5 million commitment remaining


Broadband

-> Overview - The company is a minority owner of a broadband business that provides bundled cable television, high speed internet and advanced local and long-distance phone services in Evansville, IN

->   Strategy - Continue to assess strategic alternatives

->   Total  VVC  Investment   9/30/04:   $11  million  equity  and  $31  million
     convertible debt


Vectren Financial Group

-> Overview - Energy Realty and Southern Indiana Properties hold investments in affordable housing partnerships, leveraged leases, and real estate notes

-> Strategy - Hold leveraged leases and affordable housing partnerships. Exit real estate notes upon refinancings

->   Total VVC Investment 9/30/04: $40 million

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